     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 26, 2005
                                                             FILE NOS.: 33-50857
                                                                        811-7117
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        POST-EFFECTIVE AMENDMENT NO. 15                      /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               /X/
                                AMENDMENT NO. 16                             /X/

                                   ----------

                                 MORGAN STANLEY
                              LIMITED DURATION FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

                                    COPY TO:

         CARL FRISCHLING, ESQ.                    STUART M. STRAUSS, ESQ.
  KRAMER LEVIN NAFTALIS & FRANKEL LLP             CLIFFORD CHANCE US LLP
      1177 AVENUE OF THE AMERICAS                   31 WEST 52ND STREET
       NEW YORK, NEW YORK 10036                  NEW YORK, NEW YORK 10019

                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective. IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

             / / Immediately upon filing pursuant to paragraph (b) /X/ On August 29, 2005 pursuant to paragraph (b)
             / / 60 days after filing pursuant to paragraph (a)(1)
             / / On (date) pursuant to paragraph (a)(1)
             / / 75 days after filing pursuant to paragraph (a)(2)
             / / On (date) pursuant to paragraph (a)(2) of Rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL INFORMATION

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

             / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
LIMITED DURATION FUND

A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT
INCOME, CONSISTENT WITH THE PRESERVATION OF CAPITAL

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS
AUGUST 29, 2005

CONTENTS

THE FUND
     Investment Objective                                                      1
     Principal Investment Strategies                                           1
     Principal Risks                                                           1
     Past Performance                                                          4
     Fees and Expenses                                                         6
     Additional Investment Strategy Information                                7
     Additional Risk Information                                               8
     Portfolio Holdings                                                       11
     Fund Management                                                          11

SHAREHOLDER INFORMATION
     Pricing Fund Shares                                                      13
     How To Buy Shares                                                        14
     Limited Portability                                                      15
     How To Exchange Shares                                                   15
     How To Sell Shares                                                       17
     Distributions                                                            19
     Frequent Purchases and Redemptions of Fund Shares                        20
     Tax Consequences                                                         21
     Additional Information                                                   21

FINANCIAL HIGHLIGHTS                                                          22

MORGAN STANLEY FUNDS                                           Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Limited Duration Fund seeks to provide a high level of current income, consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including collateralized mortgage obligations, and investment grade corporate and other types of bonds. In selecting portfolio investments to purchase or sell, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors, and seeks to maintain an overall average duration for the Fund's portfolio of three years or less.

Bonds are fixed-income debt securities. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.

In addition, the Fund may invest in foreign securities, asset-backed securities, targeted return index securities ("TRAINs"), commercial mortgage-backed securities ("CMBS"), swaps, stripped mortgage-backed securities, inverse floating obligations ("inverse floaters"), options and futures, restricted securities and "junk bonds." The Fund may utilize forward foreign currency exchange contracts and may engage in futures transactions.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When

[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES TO PAY OUT INCOME RATHER THAN RISE IN PRICE.

you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES. All fixed-income securities, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Certain of the Fund's investments may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Adviser in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Investment Adviser will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities.

This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Mortgage-backed securities, especially privately issued mortgage-backed securities, are more volatile and less liquid than other traditional types of securities.

OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with investments in foreign securities, asset-backed securities, TRAINs, CMBS, swaps, stripped mortgage-backed securities, inverse floaters, options and futures, restricted securities, junk bonds, forward foreign currency exchange contracts and futures transactions. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1995                      11.86%
1996                       4.54%
1997                       6.41%
1998                       6.97%
1999                       2.73%
2000                       7.01%
2001                       8.04%
2002                       4.21%
2003                       1.60%
2004                       1.16%


The year-to-date total return as of June 30, 2005 was 0.74%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 3.74% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.70% (quarter ended June 30, 2004).


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                               PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Limited Duration Fund
Return Before Taxes                                               1.16%          4.37%          5.41%
Return After Taxes on Distributions(1)                           -0.22%          2.67%          3.56%
Return After Taxes on Distributions and Sale of Fund Shares       0.75%          2.69%          3.55%
Lehman Brothers U.S. Credit Index (1-5 Year)(2)                   2.44%          6.95%          7.13%
Lipper Short Investment Grade Bond Funds Index(3)                 1.61%          4.64%          5.38%



(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period.

(2) The Lehman Brothers U.S. Credit Index (1-5 Year) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3) The Lipper Short Investment Grade Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


Included in the table above are the after-tax returns for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH AN INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below.

SHAREHOLDER FEES

Redemption Fee(1)                                                     2.00%


(1) Payable to the Fund on shares redeemed within seven days of purchase. See "Shareholder Information--How to Sell Shares" for more information on redemption fees.


ANNUAL FUND OPERATING EXPENSES


Advisory fee                                                          0.52%
Distribution and service (12b-1) fees                                 None
Other expenses*                                                       0.24%
Total annual Fund operating expenses*                                 0.76%



* Expense information in the table has been restated to reflect current fees (see "Fund Management").


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                        EXPENSES OVER TIME
              ---------------------------------------
               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                $ 78     $ 243     $ 422     $ 942


ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

[SIDENOTE]

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]


This section provides additional information relating to the Fund's investment strategies.


FOREIGN SECURITIES. The Fund may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. In addition, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated investment grade securities. Normally, such securities will be hedged to the U.S. dollar.


COMMERCIAL MORTGAGE-BACKED SECURITIES. The Fund may invest in CMBS. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.


SWAPS. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of mortgage assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

OPTIONS AND FUTURES. The Fund also may invest in options and futures, including interest rate futures and options thereon. Options and futures may be used to manage the interest rate sensitivity of its portfolio securities or, to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased, from changes in prevailing interest rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS") AND RESTRICTED SECURITIES. The Fund's investments may also include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Fund's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated, are of comparable quality as determined by the Investment Adviser (commonly known as "junk bonds").

TARGETED RETURN INDEX SECURITIES ("TRAINS"). Up to 10% of the Fund's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]


This section provides additional information relating to the risks of investing in the Fund.


FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk may be currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally may convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriation, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets, and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

TRAINS. The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of 1933 ("the Securities Act") or the Investment Company Act of 1940, as amended ("Investment Company Act") and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A Securities. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. These TRAINs may impose an administrative fee based on total assets.

LOWER RATED FIXED-INCOME SECURITIES AND RESTRICTED SECURITIES. The Fund's investments in lower rated fixed-income securities, otherwise known as junk bonds, pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent a Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap, the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Fund's investments in credit default swap contracts involves risks. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Adviser's predictions of movements in the direction of interest rate movements may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

PORTFOLIO HOLDINGS

[GRAPHIC]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund is managed within the Investment Adviser's Taxable Fixed Income team. Current members of the team who are responsible for the day-to-day management of the Fund include Paul F. O'Brien and William T. Lawrence, both Executive Directors of the Investment Adviser. Mr. O'Brien has worked for the Investment Adviser since 1996 and began managing the Fund in February 2005. Mr. Lawrence has worked for the Investment Adviser since 1998 and began managing the Fund in February 2005. Prior to February 2005, Messrs. O'Brien and Lawrence worked in an investment management capacity for the Investment Adviser.


The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $100 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF JULY 31, 2005.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.70% of the Fund's average daily net assets. Effective May 1, 2004, the management fee was reduced to 0.60% of the portion of the daily net assets not exceeding $1 billion; 0.55% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.50% of the portion of the daily net assets exceeding $2 billion.


Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.52% of the portion of the daily net assets not exceeding $1 billion; 0.47% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.42% of the portion of the daily net assets exceeding $2 billion. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.


For the fiscal year ended April 30, 2005, the Fund paid total compensation to the Investment Adviser amounting to 0.56% of the Fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement is available in the Fund's annual report to shareholders for the fiscal year ended April 30, 2005.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares. To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act, the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

MINIMUM INVESTMENT AMOUNTS


                                                                              MINIMUM INVESTMENT
                                                                            ----------------------
INVESTMENT OPTIONS                                                           INITIAL   ADDITIONAL
Regular Account                                                              $ 1,000    $   100
Individual Retirement Account                                                $ 1,000    $   100
Coverdell Education Savings Account                                          $   500    $   100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)   $   100*   $   100*


*    Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley Limited Duration Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION. The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act. The Plan allows the Fund's distributor to use its own assets or those of its affiliates, including the Investment Adviser, to pay distribution fees for the sale and distribution of Fund shares.


LIMITED PORTABILITY

[GRAPHIC]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor. After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or an FSC Fund or for shares of another No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another fund's shares with the proceeds.

See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Transfer Agent and then write the Transfer Agent or call toll-free (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
Contact Your          To sell your shares, simply call your Morgan Stanley
Financial Advisor     Financial Advisor or other authorized financial
                      representative. Payment will be sent to the address to
                      which the account is registered, or deposited in your
                      brokerage account.

By Letter             You can also sell your shares by writing a "letter of
                      instruction" that includes:
                      - your account number;
                      - the name of the Fund;
                      - the dollar amount or the number of shares you wish to
                      sell; and
                      - the signature of each owner as it appears on the
                      account.

                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust.
                      (You should contact Morgan Stanley Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

OPTIONS               PROCEDURES
By Letter             Mail the letter to Morgan Stanley Trust at P.O. Box 983,
(continued)           Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and
                      any required additional documentation.

                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic            If your investment in all of the Morgan Stanley Funds has
Withdrawal Plan       a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
                      percentage of a fund's balance (provided the amount is at
                      least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000.
                      Each time you add a fund to the plan, you must meet the
                      plan requirements.

                      To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call toll-free
                      (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.


INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions, affiliated fund of funds and redemptions made through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.


DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities (such as high yield bonds) may be adversely affected by price arbitrage trading strategies.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.


Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

-    The Fund makes distributions; and
-    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

ADDITIONAL INFORMATION

[GRAPHIC]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.


FOR THE YEAR ENDED APRIL 30,                  2005             2004             2003             2002             2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period        $    9.41        $    9.68        $    9.59        $    9.44        $    9.20
                                            ---------        ---------        ---------        ---------        ---------
Income (loss) from investment operations:
  Net investment income                          0.19             0.17             0.24             0.41             0.55
  Net realized and unrealized gain (loss)       (0.08)           (0.07)            0.13             0.19             0.24
                                            ---------        ---------        ---------        ---------        ---------
Total income from investment operations          0.11             0.10             0.37             0.60             0.79
                                            ---------        ---------        ---------        ---------        ---------
Less dividends from net investment income       (0.35)           (0.37)           (0.28)           (0.45)           (0.55)
                                            ---------        ---------        ---------        ---------        ---------
Net asset value, end of period              $    9.17        $    9.41        $    9.68        $    9.59        $    9.44

TOTAL RETURN+                                    1.20%            0.99%            3.93%            6.50%            8.82%

RATIOS TO AVERAGE NET ASSETS:
Expenses                                         0.76%(1)         0.85%(1)         0.84%(2)         0.80%(2)         0.80%(2)
Net investment income                            2.63%            1.75%            1.90%            3.94%            5.87%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands     $ 356,124        $ 488,409        $ 429,409        $ 166,631        $ 109,917
Portfolio turnover rate                            82%             240%             217%             327%             133%

+ Calculated based on the net asset value as of the last business day of the period.

(1)  Does not reflect the effect of expense offset of 0.01%.

(2) If the Fund had borne all expenses that were assumed or waived by the Investment Adviser, the annualized expense and net investment income ratios would have been as follows:

                                         EXPENSE    NET INVESTMENT
     PERIOD ENDED                         RATIO      INCOME RATIO
     ------------                        -------    --------------
     April 30, 2003                       0.87%          1.86%
     April 30, 2002                       0.92%          3.82%
     April 30, 2001                       0.92%          5.75%

NOTES

NOTES

MORGAN STANLEY FUNDS

EQUITY

BLEND CORE

Dividend Growth Securities
Total Return Trust
Fund of Funds - Domestic Portfolio

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

TAXABLE INTERMEDIATE TERM


Flexible Income Trust

High Yield Securities

Mortgage Securities Trust

Income Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*  Single-Class Fund(s)

+  No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund or to make shareholder inquiries, please call toll-free (800) 869-NEWS. Free copies of these documents are also available from our Internet site at: www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:
MSLDX

(The Fund's Investment Company Act File No. is 811-7117)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF#37880PRO-00

[GRAPHIC]

MORGAN STANLEY FUNDS


MORGAN STANLEY
LIMITED DURATION FUND


37880 08/05



[MORGAN STANLEY LOGO]


PROSPECTUS
AUGUST 29, 2005

STATEMENT OF ADDITIONAL INFORMATION                       MORGAN STANLEY
                                                          LIMITED DURATION
AUGUST 29, 2005                                           FUND

        This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated August 29, 2005) for Morgan Stanley Limited Duration Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


        The Fund's audited financial statements for the fiscal year ended April 30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


Morgan Stanley
Limited Duration Fund
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                           4
  II.  Description of the Fund and Its Investments and Risks                  4
       A. Classification                                                      4
       B. Investment Strategies and Risks                                     4
       C. Fund Policies/Investment Restrictions                              16
       D. Disclosure of Portfolio Holdings                                   17
 III.  Management of the Fund                                                21
       A. Board of Trustees                                                  21
       B. Management Information                                             21
       C. Compensation                                                       29
  IV.  Control Persons and Principal Holders of Securities                   31
   V.  Investment Advisory and Other Services                                31
       A. Investment Adviser and Administrator                               31
       B. Principal Underwriter                                              31
       C. Services Provided by the Investment Adviser and Administrator      32
       D. Dealer Reallowances                                                33
       E. Rule 12b-1 Plan                                                    33
       F. Other Service Providers                                            33
       G. Fund Management                                                    34
       H. Codes of Ethics                                                    35
       I. Proxy Voting Policy and Proxy Voting Record                        35
       J. Revenue Sharing                                                    37
  VI.  Brokerage Allocation and Other Practices                              37
       A. Brokerage Transactions                                             37
       B. Commissions                                                        38
       C. Brokerage Selection                                                38
       D. Directed Brokerage                                                 39
       E. Regular Broker-Dealers                                             39
 VII.  Capital Stock and Other Securities                                    39
VIII.  Purchase, Redemption and Pricing of Shares                            40
       A. Purchase/Redemption of Shares                                      40
       B. Offering Price                                                     40
  IX.  Taxation of the Fund and Shareholders                                 41
   X.  Underwriters                                                          43
  XI.  Performance Data                                                      43
 XII.  Financial Statements                                                  44
XIII.  Fund Counsel                                                          44

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

      "CUSTODIAN" -- The Bank of New York.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Limited Duration Fund, a registered open-end investment company.

      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

      "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

      The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on October 22, 1993, with the name Dean Witter Short-Term Bond Fund. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Short-Term Bond Fund. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Short-Term Bond Fund. Effective December 27, 2001, the Fund's name was changed to Morgan Stanley Limited Duration Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

      The Fund is an open-end, diversified management investment company whose investment objective is to provide investors with a high level of current income, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

      The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs -- collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

      Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rate of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

      STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to 10% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

      INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floating obligations ("inverse floaters"). An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

      CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

      Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency, which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

      The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.

      When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

      OPTION AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

      COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

      The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

      A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

      Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

      PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

      The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      FUTURES CONTRACTS. The Fund may purchase and sell interest rate and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security and on such indexes of U.S. and foreign securities as may exist or come into existence.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain.

If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

      MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

      MONEY MARKET SECURITIES. In addition to the short term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States Government or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposits of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;


      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

      ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

      INVESTMENT COMPANIES. Any Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Fund also would be exposed to the risk of investing in common stocks. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

      REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

      Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

      Dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund will forgo principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      COMMERCIAL MORTGAGE BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

      CMBS are subject to credit risk and prepayment risk. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

      SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amounts.

      The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amounts(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

      Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

      The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

      The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 10% of the value of its net assets.

      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

      When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      With respect to 75% of the Fund's total assets, the value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's net assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

      PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

      Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

      TARGETED RETURN INDEX SECURITIES ("TRAINS"). The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Many junk bonds are issued as Rule 144A securities. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. These TRAINs may impose an administrative fee based on total assets.

C. FUND POLICIES/INVESTMENT RESTRICTIONS


      The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowings and investments in illiquid securities.


The Fund will:

      1. Seek to provide a high level of current income, consistent with the preservation of capital.

The Fund may not:

      1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

      2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less then three years of continuous operation. This restriction shall not apply to mortgage-backed securities or asset-backed securities or to any obligation of the U.S. Government, its agencies or instrumentalities.

      5. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      6. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

      7. With the exception of reverse repurchase agreements and dollar rolls, borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      8. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

      9. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement or dollar roll; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money; or (e) lending portfolio securities.

      10. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending portfolio securities.

      11.  Make short sales of securities.

      12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

      14. Invest for purposes of exercising control or management of any other issuer.

      15. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.

      16. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.

      Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

      The Fund makes available on its public website:


      - complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;


      -  Top 10 (or Top 15) holdings monthly with a minimum 15 business day lag.

      The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

      All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

      The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

      The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the

Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

      Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

      The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

      The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

      The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a non-disclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

      The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                           INFORMATION DISCLOSED          FREQUENCY(1)               LAG TIME
----------------------------------------  -----------------------------  ----------------------  -----------------------
SERVICE PROVIDERS
Institutional Shareholder Services (ISS)  Complete portfolio             Twice a month                     (2)
  (proxy voting agent)(*)                 holdings

FT Interactive Data Pricing Service       Complete portfolio             As needed                         (2)
  Provider(*)                             holdings

Morgan Stanley Trust(*)                   Complete portfolio             As needed                         (2)
                                          holdings

The Bank of New York(*)                   Complete portfolio             As needed                         (2)
                                          holdings

FUND RATING AGENCIES
Lipper(*)                                 Top Ten and Complete           Monthly basis           Approximately 15 days
                                          portfolio holdings                                     after quarter end and
                                                                                                 approximately 15 days after
                                                                                                 month end

Morningstar(**)                           Top Ten and Complete           Quarterly basis         Approximately 15 days
                                          portfolio holdings                                     after quarter end and
                                                                                                 approximately 30 days after
                                                                                                 quarter end

NAME                                          INFORMATION DISCLOSED           FREQUENCY(1)               LAG TIME
----------------------------------------  -----------------------------  ----------------------  -----------------------
Standard & Poor's(*)                      Complete portfolio             Quarterly basis         Approximately 15 day lag
                                          holdings

Investment Company Institute(**)          Top Ten portfolio holdings     Quarterly basis         Approximately 15 days
                                                                                                 after quarter end

CONSULTANTS AND ANALYSTS
Americh Massena & Associates, Inc.(*)     Top Ten and Complete           Quarterly basis(5)      Approximately 10-12 days
                                          portfolio holdings                                     after quarter end

Bloomberg(*)                              Complete portfolio             Quarterly basis(5)      Approximately 30 days
                                          holdings                                               after quarter end

Callan Associates(*)                      Top Ten and Complete           Monthly and quarterly   Approximately 10-12 days
                                          portfolio holdings             basis, respectively(5)  after month/quarter end

Cambridge Associates(*)                   Top Ten and Complete           Quarterly basis(5)      Approximately 10-12 days
                                          portfolio holdings                                     after quarter end

Citigroup(*)                              Complete portfolio             Quarterly basis(5)      At least one day after
                                          holdings                                               quarter end

CTC Consulting, Inc.(**)                  Top Ten and Complete           Quarterly basis         Approximately 15 days
                                          portfolio holdings                                     after quarter end and
                                                                                                 approximately 30 days after
                                                                                                 quarter end, respectively

Evaluation Associates(*)                  Top Ten and Complete           Monthly and quarterly   Approximately 10-12 days
                                          portfolio holdings             basis, respectively(5)  after month/quarter end

Fund Evaluation Group(**)                 Top Ten portfolio holdings(3)  Quarterly basis         At least 15 days after
                                                                                                 quarter end

Jeffrey Slocum & Associates(*)            Complete portfolio             Quarterly basis(5)      Approximately 10-12 days
                                          holdings(4)                                            after quarter end

Hammond Associates(**)                    Complete portfolio             Quarterly basis         At least 30 days after
                                          holdings(4)                                            quarter end

Hartland & Co.(**)                        Complete portfolio             Quarterly basis         At least 30 days after
                                          holdings(4)                                            quarter end

Hewitt Associates(*)                      Top Ten and Complete           Monthly and quarterly   Approximately 10-12 days
                                          portfolio holdings             basis, respectively(5)  after month/quarter end

Merrill Lynch(*)                          Top Ten and Complete           Monthly and quarterly   Approximately 10-12 days
                                          portfolio holdings             basis, respectively(5)  after month/quarter end

Mobius(**)                                Top Ten portfolio holdings(3)  Monthly basis           At least 15 days after
                                                                                                 month end

Nelsons(**)                               Top Ten portfolio holdings(3)  Quarterly basis         At least 15 days after
                                                                                                 quarter end

Prime Buchholz & Associates, Inc.(**)     Complete portfolio             Quarterly basis         At least 30 days after
                                          holdings(4)                                            quarter end

PSN(**)                                   Top Ten portfolio holdings(3)  Quarterly basis         At least 15 days after
                                                                                                 quarter end

PFM Asset Management LLC(*)               Top Ten and Complete           Quarterly basis(5)      Approximately 10-12 days
                                          portfolio holdings                                     after quarter end

Russell Investment Group/Russell/         Top Ten and Complete           Monthly and quarterly   At least 15 days after
  Mellon Analytical Services, Inc.(**)    portfolio holdings             basis                   month end and at least 30
                                                                                                 days after quarter end,
                                                                                                 repectively

Stratford Advisory Group, Inc.(*)         Top Ten portfolio holdings(6)  Quarterly basis(5)      Approximately 10-12 days
                                                                                                 after quarter end

Thompson Financial(**)                    Complete portfolio             Quarterly basis         At least 30 days after
                                          holdings(4)                                            quarter end

Watershed Investment Consultants,         Top Ten and Complete           Quarterly basis(5)      Approximately 10-12 days
  Inc.(*)                                 portfolio holdings                                     after quarter end

NAME                                          INFORMATION DISCLOSED           FREQUENCY(1)               LAG TIME
----------------------------------------  -----------------------------  ----------------------  -----------------------
Yanni Partners(**)                        Top Ten portfolio holdings(3)  Quarterly basis         At least 15 days after
                                                                                                 quarter end

PORTFOLIO ANALYTICS PROVIDERS
Fact Set(*)                               Complete portfolio holdings    Daily                   One day


----------
(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.
(3) Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6) Complete portfolio holdings will also be provided upon request from time to time.

      In addition, persons who owe a duty of trust or confidence to the Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

      All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or a designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

      In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

      The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

      (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

      (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

      (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii) shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser; the Distributor; or any affiliated person of the Fund, the Investment Adviser or the Distributor, on the other.

      (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed non-disclosure agreement. At least three members of the PHRC, or their designees, and one member of the Funds Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

      (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

      TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

      The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                                                                IN FUND
                             POSITION(S)   LENGTH OF                                            COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT     SERVED*               PAST 5 YEARS**               BY TRUSTEE          BY TRUSTEE
---------------------------  -----------  ----------  ---------------------------------------  ----------  ------------------------
Michael Bozic (64)           Trustee      Since       Private investor; Director or Trustee        197     Director of various
c/o Kramer Levin Naftalis &               April 1994  of the Retail Funds (since April 1994)               business organizations.
Frankel LLP                                           and the Institutional Funds (since
Counsel to the                                        July 2003); formerly Vice Chairman of
Independent Trustees                                  Kmart Corporation (December 1998-
1177 Avenue of the                                    October 2000), Chairman and Chief
Americas                                              Executive Officer of Levitz Furniture
New York, NY 10036                                    Corporation (November 1995-
                                                      November 1998) and President and
                                                      Chief Executive Officer of Hills
                                                      Department Stores (May 1991-
                                                      July 1995); formerly variously
                                                      Chairman, Chief Executive Officer,
                                                      President and Chief Operating Officer
                                                      (1987-1991) of the Sears Merchandise
                                                      Group of Sears, Roebuck & Co.

Edwin J. Garn (72)           Trustee      Since       Consultant; Director or Trustee of the       197     Director of Franklin
1031 N. Chartwell Court                   January     Retail Funds (since January 1993) and                Covey (time management
Salt Lake City, UT 84103                  1993        the Institutional Funds (since                       systems), BMW Bank of
                                                      July 2003); member of the Utah                       North America, Inc.
                                                      Regional Advisory Board of Pacific                   (industrial loan
                                                      Corp. (utility company); formerly                    corporation), Escrow Bank
                                                      Managing Director of Summit Ventures                 USA (industrial loan
                                                      LLC (lobbying and consulting firm)                   corporation), United
                                                      (2000-2004); United States Senator                   Space Alliance (joint
                                                      (R-Utah) (1974-1992) and Chairman,                   venture between Lockheed
                                                      Senate Banking Committee (1980-1986),                Martin and the Boeing
                                                      Mayor of Salt Lake City, Utah                        Company) and Nuskin Asia
                                                      (1971-1974), Astronaut, Space Shuttle                Pacific (multilevel
                                                      Discovery (April 12-19, 1985), and                   marketing); member of the
                                                      Vice Chairman, Huntsman Corporation                  board of various civic
                                                      (chemical company).                                  and charitable
                                                                                                           organizations.

Wayne E. Hedien (71)         Trustee      Since       Retired; Director or Trustee of the          197     Director of The PMI
c/o Kramer Levin Naftalis &               September   Retail Funds (since September 1997)                  Group Inc. (private
Frankel LLP                               1997        and the Institutional Funds (since                   mortgage insurance);
Counsel to the                                        July 2003); formerly associated with                 Trustee and Vice
Independent Trustees                                  the Allstate Companies (1966-1994),                  Chairman of The Field
1177 Avenue of the                                    most recently as Chairman of The                     Museum of Natural
Americas                                              Allstate Corporation (March 1993-                    History; director of
New York, NY 10036                                    December 1994) and Chairman and                      various other business
                                                      Chief Executive Officer of its wholly-               and charitable
                                                      owned subsidiary, Allstate Insurance                 organizations.
                                                      Company (July 1989-December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                               PORTFOLIOS
                                                                                                IN FUND
                             POSITION(S)   LENGTH OF                                            COMPLEX
  NAME, AGE AND ADDRESS OF    HELD WITH      TIME         PRINCIPAL OCCUPATION(S) DURING        OVERSEEN   OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT     SERVED*               PAST 5 YEARS**               BY TRUSTEE          BY TRUSTEE
---------------------------  -----------  ----------  ---------------------------------------  ----------  ------------------------
Dr. Manuel H. Johnson (56)   Trustee      Since       Senior Partner, Johnson Smick                197     Director of NVR, Inc.
c/o Johnson Smick                         July 1991   International, Inc., a consulting firm;              (home construction);
Group, Inc.                                           Chairman of the Audit Committee and                  Director of KFX Energy;
888 16th Street, N.W.                                 Director or Trustee of the Retail Funds              Director of RBS
Suite 740                                             (since July 1991) and the Institutional              Greenwich Capital
Washington, D.C. 20006                                Funds (since July 2003); Co-Chairman                 Holdings (financial
                                                      and a founder of the Group of Seven                  holding company).
                                                      Council (G7C), an international
                                                      economic commission; formerly Vice
                                                      Chairman of the Board of Governors of
                                                      the Federal Reserve System and
                                                      Assistant Secretary of the U.S. Treasury.

Joseph J. Kearns (62)        Trustee      Since       President, Kearns & Associates LLC           198     Director of Electro Rent
c/o Kearns & Associates                   July 2003   (investment consulting); Deputy                      Corporation (equipment
LLC                                                   Chairman of the Audit Committee and                  leasing), The Ford Family
PMB 754                                               Director or Trustee of the Retail Funds              Foundation, and the
23852 Pacific Coast                                   (since July 2003) and the Institutional              UCLA Foundation.
Highway                                               Funds (since August 1994); previously
Malibu, CA 90265                                      Chairman of the Audit Committee of
                                                      the Institutional Funds (October 2001-
                                                      July 2003); formerly CFO of the J. Paul
                                                      Getty Trust.

Michael E. Nugent (69)       Trustee      Since       General Partner of Triumph Capital, L.P.,    197     Director of various
c/o Triumph Capital, L.P.                 July 1991   a private investment partnership;                    business organizations.
445 Park Avenue                                       Chairman of the Insurance Committee
New York, NY 10022                                    and Director or Trustee of the Retail
                                                      Funds (since July 1991) and the
                                                      Institutional Funds (since July 2001);
                                                      formerly Vice President, Bankers Trust
                                                      Company and BT Capital Corporation
                                                      (1984-1988).

Fergus Reid (72)             Trustee      Since       Chairman of Lumelite Plastics                198     Trustee and Director of
c/o Lumelite Plastics                     July 2003   Corporation; Chairman of the                         certain investment
Corporation                                           Governance Committee and Director                    companies in the
85 Charles Colman Blvd.                               or Trustee of the Retail Funds (since                JPMorgan Funds
Pawling, NY 12564                                     July 2003) and the Institutional Funds               complex managed by
                                                      (since June 1992).                                   J.P. Morgan Investment
                                                                                                           Management Inc.

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

      The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                 IN FUND
                                                                                                 COMPLEX
                             POSITION(S)   LENGTH OF                                           OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME            PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT  OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*                 PAST 5 YEARS**               TRUSTEE           BY TRUSTEE
---------------------------  -----------  ----------  ---------------------------------------  -----------  ------------------------
Charles A. Fiumefreddo (72)  Chairman     Since       Chairman and Director or Trustee of          197      None.
c/o Morgan Stanley Trust     of the       July 1991   the Retail Funds (since July 1991) and
Harborside Financial         Board                    the Institutional Funds (since
Center,                      and                      July 2003); formerly Chief Executive
Plaza Two,                   Trustee                  Officer of the Retail Funds (until
Jersey City, NJ 07311                                 September 2002).

James F. Higgins (57)        Trustee      Since       Director or Trustee of the Retail Funds      197      Director of AXA
c/o Morgan Stanley Trust                  June 2000   (since June 2000) and the Institutional               Financial, Inc. and The
Harborside Financial                                  Funds (since July 2003); Senior Advisor               Equitable Life Assurance
Center,                                               of Morgan Stanley (since August 2000);                Society of the United
Plaza Two,                                            Director of the Distributor and Dean                  States (financial
Jersey City, NJ 07311                                 Witter Realty Inc.; previously President              services).
                                                      and Chief Operating Officer of the
                                                      Private Client Group of Morgan Stanley
                                                      (May 1999-August 2000), and
                                                      President and Chief Operating Officer
                                                      of Individual Securities of Morgan
                                                      Stanley (February 1997-May 1999).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                 POSITION(S)          LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH              TIME                        PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER            REGISTRANT           SERVED*                               PAST 5 YEARS**
----------------------------   ---------------   -------------------   ----------------------------------------------------------
Mitchell M. Merin (51)         President         Since May 1999        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                            Investment Management Inc.; President, Director and
New York, NY 10020                                                     Chief Executive Officer of the Investment Adviser and the
                                                                       Administrator; Chairman and Director of the Distributor;
                                                                       Chairman and Director of the Transfer Agent; Director of
                                                                       various Morgan Stanley subsidiaries; President of the
                                                                       Institutional Funds (since July 2003) and the Retail Funds
                                                                       (since May 1999); Trustee (since July 2003) and
                                                                       President (since December 2002) of the Van Kampen
                                                                       Closed-End Funds; Trustee and President (since
                                                                       October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)         Executive Vice    Since April 2003      Principal Executive Officer of Funds in the Fund Complex
1221 Avenue of the Americas    President and                           (since May 2003); Managing Director of Morgan
New York, NY 10020             Principal                               Stanley & Co. Incorporated, Morgan Stanley Investment
                               Executive                               Management Inc. and Morgan Stanley; Managing
                               Officer                                 Director, Chief Administrative Officer and Director of the
                                                                       Investment Adviser and the Administrator; Director of the
                                                                       Transfer Agent; Managing Director and Director of the
                                                                       Distributor; Executive Vice President and Principal
                                                                       Executive Officer of the Institutional Funds (since
                                                                       July 2003) and the Retail Funds (since April 2003);
                                                                       Director of Morgan Stanley SICAV (since May 2004);
                                                                       previously President and Director of the Institutional
                                                                       Funds (March 2001-July 2003) and Chief Global
                                                                       Operations Officer of Morgan Stanley Investment
                                                                       Management Inc.

Joseph J. McAlinden (62)       Vice President    Since July 1995       Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                            Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                     Management Inc.; Chief Investment Officer of the Van
                                                                       Kampen Funds; Vice President of the Institutional Funds
                                                                       (since July 2003) and the Retail Funds (since
                                                                       July 1995).

Barry Fink (50)                Vice President    Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas                                            Director (since December 2000) of Morgan Stanley
New York, NY 10020                                                     Investment Management; Managing Director (since
                                                                       December 2000), Secretary (since February 1997) and
                                                                       Director of the Investment Adviser and the
                                                                       Administrator; Vice President of the Retail Funds;
                                                                       Assistant Secretary of Morgan Stanley DW; Vice
                                                                       President of the Institutional Funds (since July 2003);
                                                                       Managing Director, Secretary and Director of the
                                                                       Distributor; previously Secretary and General Counsel of
                                                                       the Retail Funds (February 1997-April 2004); Vice
                                                                       President and Assistant General Counsel of the
                                                                       Investment Adviser and Morgan Stanley Services
                                                                       (February 1997-December 2001).

Amy R. Doberman (43)           Vice President    Since July 2004       Managing Director and General Counsel, U.S.
1221 Avenue of the Americas                                            Investment Management; Managing Director of
New York, NY 10020                                                     Morgan Stanley Investment Management Inc. and the
                                                                       Investment Adviser; Vice President of the Institutional
                                                                       and Retail Funds (since July 2004); Vice President of
                                                                       the Van Kampen Funds (since August 2004); previously,
                                                                       Managing Director and General Counsel -- Americas,
                                                                       UBS Global Asset Management (July 2000-July 2004)
                                                                       and General Counsel, Aeltus Investment Management,
                                                                       Inc. (January 1997-July 2000).


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                 POSITION(S)          LENGTH OF
  NAME, AGE AND ADDRESS OF        HELD WITH              TIME                        PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER           REGISTRANT            SERVED*                               PAST 5 YEARS**
----------------------------   ---------------   -------------------   ----------------------------------------------------------
Carsten Otto (41)              Chief             Since October 2004    Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas    Compliance                              Morgan Stanley Investment Management (since
New York, NY 10020             Officer                                 October 2004); Executive Director of the Investment
                                                                       Adviser and Morgan Stanley Investment Management
                                                                       Inc.; formerly Assistant Secretary and Assistant General
                                                                       Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Vice President    Since July 2003       Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                            Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                     Inc. and the Investment Adviser; Vice President of the
                                                                       Institutional Funds (since December 1997) and the Retail
                                                                       Funds (since July 2003); formerly practiced law with the
                                                                       New York law firm of Rogers & Wells (now Clifford
                                                                       Chance US LLP).

Francis J. Smith (39)          Treasurer and     Treasurer since       Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief   Administrator (since December 2001); previously Vice
Harborside Financial Center,   Officer           Financial Officer     President of the Retail Funds (September 2002-
Plaza Two,                                       since September       July 2003); Vice President of the Investment Adviser
Jersey City, NJ 07311                            2002                  and the Administrator (August 2000-November 2001)
                                                                       and Senior Manager at PricewaterhouseCoopers LLP
                                                                       (January 1998-August 2000).

Thomas F. Caloia (59)          Vice President    Since July 2003       Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                               Assistant Treasurer of the Investment Adviser, the
Harborside Financial Center,                                           Distributor and the Administrator; previously Treasurer of
Plaza Two,                                                             the Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ 07311                                                  Vice President of the Investment Adviser, the Distributor
                                                                       and the Administrator.

Mary E. Mullin (38)            Secretary         Since July 2003       Executive Director of Morgan Stanley& Co.
1221 Avenue of the Americas                                            Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                     Inc. and the Investment Adviser; Secretary of the
                                                                       Institutional Funds (since June 1999) and the Retail
                                                                       Funds (since July 2003); formerly practiced law with the
                                                                       New York law firms of McDermott, Will & Emery and
                                                                       Skadden, Arps, Slate, Meagher & Flom LLP.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.


      In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck, and Julien Yoo.


      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.


                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE              (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
----------------------  ---------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                              None                                         over $100,000

Edwin J. Garn                              None                                         over $100,000

Wayne E. Hedien                            None                                         over $100,000

Dr. Manuel H. Johnson                      None                                         over $100,000

Joseph J. Kearns(1)                        None                                         over $100,000

Michael E. Nugent                          None                                         over $100,000

Fergus Reid(1)                             None                                         over $100,000

INTERESTED:

Charles A. Fiumefreddo                     None                                         over $100,000

James F. Higgins                           None                                         over $100,000


----------
(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

      As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


      The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended April 30, 2005, the Audit Committee held 11 meetings.


      The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an interested person, as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being "Independent Trustees" or individually, "Independent Trustee."). Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.


      The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended April 30, 2005, the Governance Committee held two meetings.

      The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption "Shareholder Communications."

      There were 22 meetings of the Board of Trustees of the Fund held during the fiscal year ended April 30, 2005. The Independent Trustees of the Fund also met three times during that time, in addition to the 22 meetings of the full Board.

      Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended April 30, 2005, the Insurance Committee held eight meetings.


      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

      SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


      Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.


      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.


      Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

      Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which will remain subject to the terms of the Prior DC Plan).

      The following table shows aggregate compensation payable to each of the Fund's Trustees from the Fund for the fiscal year ended April 30, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION


                                                          NUMBER OF
                                                      PORTFOLIOS IN THE
                                                        FUND COMPLEX
                                         TOTAL          FROM WHICH THE     TOTAL COMPENSATION
                                      COMPENSATION     TRUSTEE RECEIVED       FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:          FROM THE FUND     COMPENSATION(5)        COMPLEX(5)
----------------------------          -------------   -----------------    ------------------
Michael Bozic(1)(3)                     $   544              197               $    178,000
Edwin J. Garn(1)(3)                         538              197                    178,000
Wayne E. Hedien(1)(2)                       544              197                    178,000
Dr. Manuel H. Johnson(1)                    727              197                    238,000
Joseph J. Kearns(1)(4)                      633              198                    211,000
Michael E. Nugent(1)(2)                     635              197                    208,000
Fergus Reid(1)(3)                           635              198                    213,000

NAME OF INTERESTED TRUSTEE:

Charles A. Fiumefreddo(2)                 1,097              197                    360,000
James F. Higgins                              0              197                          0


----------
(1) Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2) Member of the Insurance Committee. Mr. Nugent is the Chairman of the Insurance Committee.
(3) Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.
(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.
(5) Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.


      Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.


      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees, from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.


                              RETIREMENT BENEFITS ACCRUED AS  ESTIMATED ANNUAL BENEFITS UPON
                                       FUND EXPENSES                   RETIREMENT(1)
                              ------------------------------  ------------------------------
                                      BY ALL ADOPTING                FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE:               FUNDS                           FUNDS
----------------------------  ------------------------------  ------------------------------
Michael Bozic                           $  19,437                       $  46,871
Edwin J. Garn                              28,779                          46,917
Wayne E. Hedien                            37,860                          40,020
Dr. Manuel H. Johnson                      19,701                          68,630
Michael E. Nugent                          35,471                          61,377


----------
(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


      In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the retirement program in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of August 1, 2005, no person was known to own 5% or more of the outstanding shares of the Fund.


      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES

A. INVESTMENT ADVISER AND ADMINISTRATOR

      The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


      Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rate to the net assets of the Fund determined as of the close of each business day:
0.70% of the net assets of the Fund determined as of the close of each business day. Effective May 1, 2004, the management fee was reduced to 0.60% of the portion of the daily net assets not exceeding $1 billion; 0.55% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.50% of the portion of the daily net assets exceeding $2 billion. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

      The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administrative service component from the Management Agreement and to reduce the investment advisory fee to the annual rate of: 0.52% of the portion of the daily net assets not exceeding $1 billion; 0.47% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.42% of the portion of the daily net assets exceeding $2 billion. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the investment advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. The Investment Adviser accrued total compensation under the Management Agreement and the Investment Advisory Agreement in the amounts of $2,054,536, $3,645,583 and $2,455,867, during the fiscal years ended April 30, 2003, 2004 and 2005, respectively.

      During the period November 1, 2004 through April 30, 2005, the Administrator accrued compensation under the Administration Agreement in the amount of $164,517.


B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR


      The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

      Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

      The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

      The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

      Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which the Distributor or any of its affiliates, including the Investment Adviser, is authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares.

      Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

      Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

F. OTHER SERVICE PROVIDERS

      (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

      Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd floor, Jersey City, NJ 07311.

      (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.


      (3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
      As of April 30, 2005:


      Paul F. O'Brien managed eight mutual funds with a total of approximately $2.5 billion in assets; no pooled investment vehicles other than mutual funds; and seven other accounts with a total of approximately $2.1 billion in assets. Of these seven other accounts, one account had performance based fees with a total of approximately $1.3 billion in assets.

      William T. Lawrence managed four mutual funds with a total of approximately $2.3 billion in assets; no pooled investment vehicles other than mutual funds; and 15 other accounts with a total of approximately $2 billion in assets.


      Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

      Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

      BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

      DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

      Discretionary compensation can include:

      -  CASH BONUS;

      - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

      - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;


      - VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

      Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

      - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

      - Revenues generated by the investment companies, pooled investment vehicles and other accounts manages by the portfolio manager.

      -  Contribution to the business objectives of the Investment Adviser.

      -  The dollar amount of assets manages by the portfolio manager.

      -  Market compensation survey research by independent third parties.

      -  Other qualitative factors, such as contributions to client objectives.

      - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

      Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

      As of April 30, 2005, the portfolio managers did not own any shares of the Fund.

H. CODES OF ETHICS

      The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD


      The Board of Trustees believe that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Proxy Policy").

      The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interest of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Investment Adviser will generally not vote a proxy if it has sold the affected security between the record date and the meeting date.


      The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:


      -  Generally, routine proposals will be voted in support of management.

      - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

      - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

      - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

      - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

      - The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

      - The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.).

      - Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

      While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

      If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that Committee will have sole discretion to cast a vote.

THIRD PARTIES


      To assist in its responsibility for voting proxies, the Investment Adviser has retained Institutional Shareholder Services ("ISS") and Glass Lewis as experts in the proxy voting and corporate governance area. In addition to ISS and Glass Lewis, the Investment Adviser may from time to time retain other proxy research providers. ISS, Glass Lewis and these other proxy research providers are referred to as "Research Providers." The services provided to the Investment Adviser by the Research Provider include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

      A copy of the Proxy Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING


      The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other Financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Adviser or the Distributor.


      These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

      (1) On sales of the Fund, an amount equal to 0.25% of the value of shares of the Fund held in Morgan Stanley DW's or the Intermediaries' account.

      (2) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Mutual Fund Network:

           -  An amount up to 0.20% of gross sales of Fund shares; and

           - For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

      (3) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

      The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

      You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

      For the fiscal years ended April 30, 2003, 2004 and 2005, the Fund paid a total of $19,442, $26,037 and $22,899, respectively, in brokerage commissions.


B. COMMISSIONS

      Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

      During the fiscal years ended April 30, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

      During the fiscal years ended April 30, 2003, 2004 and 2005, the Fund paid no brokerage commissions to either Morgan Stanley DW or Morgan Stanley & Co.

C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

      The information and services received by the Investment Adviser from brokers and dealers may be of benefit to the Investment Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Adviser and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Adviser by any amount that may be attributable to the value of such services.

      The Investment Adviser and certain of its affiliates, currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedure described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

      During the fiscal year ended April 30, 2005, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.

E. REGULAR BROKER-DEALERS


      During the fiscal year ended April 30, 2005, the Fund purchased securities issued by Bank of America Securities LLC and The Bank of New York, which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At April 30, 2005, the Fund held securities issued by Goldman Sachs Group Inc., Lehman Brothers Holdings Corp., Bank of America Securities LLC., The Bank of New York, JPMorgan Chase & Co., Deutsche Banc Alex Brown Inc. and Citigroup Global Markets Inc. with market values of $2,366,042, $2,875,277, $3,099,607, $408,236, $12,601,059,
$1,579,927 and $5,179,285, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

      The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

      OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

      The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

      Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

      Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

      The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund, and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

      INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

      The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

      Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options or futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

      Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. For example, you will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

      Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December to shareholders of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withold these amounts regardless of the fact that it is no longer required to do so. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations and which may include certain REITs and certain REIT capital gain dividends) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

      PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

      In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares normally is treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

      Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

      Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

      The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

      The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA


The Fund's annualized yield for the 30-day period ended April 30, 2005 was 3.10%.


                             AVERAGE ANNUAL RETURNS
                          PERIOD ENDED APRIL 30, 2005


                  INCEPTION
                    DATE       1 YEAR     5 YEARS     10 YEARS     LIFE OF FUND
                  ---------   --------    -------     --------     ------------
                  01/10/94      1.20%      4.24%        4.97%         4.63%


                            AGGREGATE TOTAL RETURNS

                          PERIOD ENDED APRIL 30, 2005



                  INCEPTION
                    DATE       1 YEAR     5 YEARS     10 YEARS     LIFE OF FUND
                  ---------   --------   ---------   ----------   --------------
                  01/10/94      1.20%      23.10%      62.44%         66.75%

                        AVERAGE ANNUAL AFTER-TAX RETURNS
                           PERIOD ENDED APRIL 30, 2005


                                                 INCEPTION                                        LIFE OF
CALCULATION METHODOLOGY                            DATE       1 YEAR     5 YEARS     10 YEARS       FUND
-----------------------                          ---------   --------   ---------   ----------   ---------
After taxes on distributions                     01/10/94     -0.11%      2.61%        3.03%       2.74%
After taxes on distributions and redemptions     01/10/94      0.79%      2.66%        3.12%       2.94%


XII. FINANCIAL STATEMENTS


      The Fund's audited financial statements for the fiscal year ended April 30, 2005, including notes thereto and the report of Deloitte &Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL

      Clifford Chance US LLP, located at 31 West 52nd Street, New York, New York 10019 acts as the Fund's legal counsel.

                                     *****

      This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                      MORGAN STANLEY LIMITED DURATION FUND
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1). Declaration of Trust of the Registrant, dated October 21, 1993, is incorporated herein by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

   (2). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.

   (3). Amendment to the Declaration of Trust of the Registrant dated June 18, 2001, is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on June 29, 2001.

   (4). Amendment to the Declaration of Trust of the Registrant dated December 27, 2001, is incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 27, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on June 30, 2003.

(c).      Not applicable.

(d). Amended and Restated Investment Advisory Agreement, between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated herein by reference to Exhibit (d) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Morgan Stanley Small-Mid Special Value Fund, filed on June 24, 2005.

(e)(1). Amended Distribution Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. is incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 30, 1998.

   (2). Selected Dealer Agreement between the Registrant and Morgan Stanley Distributors Inc. is incorporated herein by reference to Exhibit 6(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

   (3). Omnibus Selected Dealer Agreement is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 22, 1999.

(f).      Not applicable

(g)(1). Custody Agreement between the Registrant and The Bank of New York is incorporated herein by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

   (2). Amendment to the Custody Agreement, dated April 17, 1996, is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on June 21, 1996.

   (3). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 2, 2001.

   (4). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on November 2, 2001.

(h)(1). Amended and Restated Transfer Agency and Services Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

   (2). Administration Agreement, dated November 1, 2004, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(i)(1).   Opinion and Consent of Clifford Chance US LLP, filed herein.

   (2).   Opinion of Dechert LLP, Massachusetts Counsel, filed herein.

(j). Consent of Independent Registered Public Accounting Firm, filed herein.

(k).      Not applicable.

(l).      Not applicable.

(m). Amended and Restated Plan of Distribution, Pursuant to Rule 12b-1, between the Registrant and Morgan Stanley Distributors Inc., is incorporated herein by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 9, 1993.

(n).      Not applicable.

(o).      Not applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

   (2). Code of Ethics of the Morgan Stanley Funds, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

(q). Powers of Attorneys of Trustees, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Morgan Stanley Growth Fund, filed on May 27, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated. Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

        NAME AND POSITION WITH               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS           INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-------------------------------------   ----------------------------------------------------------------------
Mitchell M. Merin                       President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer      Management; Chairman and Director of Morgan Stanley Distributors;
and Director                            Chairman and Director of Morgan Stanley Trust; President, Chief
                                        Executive Officer and Director of Morgan Stanley Services; President
                                        of the Morgan Stanley Retail Funds and the Institutional Funds;
                                        Director of Morgan Stanley Investment Management Inc.; Director of
                                        various Morgan Stanley subsidiaries; Trustee, President and Chief
                                        Executive Officer of the Van Kampen Open-End Funds; President and
                                        Chief Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                              Managing Director and General Counsel of Morgan Stanley Investment
Managing Director,                      Management; Managing Director and Director of Morgan Stanley Services;
and Director                            Managing Director, Secretary, and Director of Morgan Stanley
                                        Distributors; Vice President of the Morgan Stanley Funds.

        NAME AND POSITION WITH               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
  MORGAN STANLEY INVESTMENT ADVISORS           INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-------------------------------------   ----------------------------------------------------------------------
Joseph J. McAlinden                     Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                   Investment Management Inc.
Chief Investment Officer

Ronald E. Robison                       Principal Executive Officer of Funds in the Fund Complex; Managing
Managing Director, Chief                Director, Chief Administrative Officer and Director of Morgan Stanley
Administrative Officer and              Services; Chief Executive Officer and Director of Morgan Stanley
Director                                Trust; Managing Director of Morgan Stanley Distributors; Executive
                                        Vice President and Principal Executive Officer of the Morgan Stanley
                                        Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                    Managing Director of Morgan Stanley Investment Management Inc. and
Managing Director                       Morgan Stanley Dean Witter Investment Management Limited; Vice
                                        President and Investment Manager of Morgan Stanley & Co.
                                        International.

Rajesh K. Gupta                         Managing Director and Chief Administrative Officer-Investments of
Managing Director and                   Morgan Stanley Investment Management Inc.
ChiefAdministrative Officer-
Investments

John B. Kemp, III                       President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                        Executive Director of Morgan Stanley Services; Vice President and
Executive Director                      Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equally-Weighted S&P 500 Fund

(20) Morgan Stanley European Equity Fund Inc.

(21) Morgan Stanley Financial Services Trust

(22) Morgan Stanley Flexible Income Trust

(23) Morgan Stanley Fundamental Value Fund

(24) Morgan Stanley Global Advantage Fund

(25) Morgan Stanley Global Dividend Growth Securities

(26) Morgan Stanley Global Utilities Fund

(27) Morgan Stanley Growth Fund

(28) Morgan Stanley Health Sciences Trust

(29) Morgan Stanley High Yield Securities Inc.

(30) Morgan Stanley Income Builder Fund

(31) Morgan Stanley Income Trust

(32) Morgan Stanley Information Fund

(33) Morgan Stanley International Fund

(34) Morgan Stanley International SmallCap Fund

(35) Morgan Stanley International Value Equity Fund

(36) Morgan Stanley Japan Fund

(37) Morgan Stanley KLD Social Index Fund

(38) Morgan Stanley Limited Duration Fund

(39) Morgan Stanley Limited Duration U.S. Treasury Trust

(40) Morgan Stanley Limited Term Municipal Trust

(41) Morgan Stanley Liquid Asset Fund Inc.

(42) Morgan Stanley Mid-Cap Value Fund

(43) Morgan Stanley Mortgage Securities Trust

(44) Morgan Stanley Multi-Asset Class Fund

(45) Morgan Stanley Nasdaq-100 Index Fund

(46) Morgan Stanley Natural Resource Development Securities Inc.

(47) Morgan Stanley New York Municipal Money Market Trust

(48) Morgan Stanley New York Tax-Free Income Fund

(49) Morgan Stanley Pacific Growth Fund Inc.

(50) Morgan Stanley Prime Income Trust

(51) Morgan Stanley Real Estate Fund

(52) Morgan Stanley S&P 500 Index Fund

(53) Morgan Stanley Select Dimensions Investment Series

(54) Morgan Stanley Small-Mid Special Value Fund

(55) Morgan Stanley Special Growth Fund

(56) Morgan Stanley Special Value Fund

(57) Morgan Stanley Strategist Fund

(58) Morgan Stanley Tax-Exempt Securities Trust

(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund

(61) Morgan Stanley Total Return Trust

(62) Morgan Stanley U.S. Government Money Market Trust

(63) Morgan Stanley U.S. Government Securities Trust

(64) Morgan Stanley Utilities Fund

(65) Morgan Stanley Value Fund

(66) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                              POSITIONS AND OFFICE WITH
NAME                         MORGAN STANLEY DISTRIBUTORS
----                -------------------------------------------
Fred Gonfiantini    Executive Director and Financial Operations
                      Principal of Morgan Stanley Distributors

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                        The Bank of New York
                        100 Church Street
                        New York, New York 10286
                        (records relating to its function as custodian)

                        Morgan Stanley Investment Advisors Inc.
                        1221 Avenue of the Americas
                        New York, New York 10020
                        (records relating to its function as investment adviser)

                        Morgan Stanley Trust
                        Harborside Financial Center, Plaza Two
                        2nd Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as transfer agent and dividend disbursing agent)

                        Morgan Stanley Services Company Inc.
                        Harborside Financial Center, Plaza Two
                        7th Floor
                        Jersey City, New Jersey 07311
                        (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of August, 2005.

                                        MORGAN STANLEY LIMITED DURATION FUND

                                        By:      /s/ Ronald E. Robison
                                           -------------------------------------
                                                 Ronald E. Robison
                                                 Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURES                                   TITLE                     DATE
          ----------                                   -----                     ----
(1) Principal Executive Officer               Executive Vice President and
                                              Principal Executive Officer

By:           /s/ RONALD ROBISON
    ----------------------------------------
              Ronald E. Robison
                                                                             August 26, 2005

(2) Principal Financial Officer               Chief Financial Officer


By:           /s/ FRANCIS J. SMITH
    ----------------------------------------
              Francis J. Smith
                                                                             August 26, 2005

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    James F. Higgins


By:           /s/ BARRY FINK
    ----------------------------------------
              Barry Fink
              Attorney-in-Fact
                                                                             August 26, 2005

    Michael Bozic         Joseph J. Kearns
    Edwin J. Garn         Michael E. Nugent
    Wayne E. Hedien       Fergus Reid
    Manuel H. Johnson


By:           /s/ CARL FRISCHLING
    ----------------------------------------
              Carl Frischling
              Attorney-in-Fact
                                                                             August 26, 2005

                      MORGAN STANLEY LIMITED DURATION FUND

                                  EXHIBIT INDEX

(i)(1). --  Opinion and Consent of Clifford Chance US LLP.

   (2). --  Opinion of Dechert LLP, Massachusetts Counsel.

(j).    --  Consent of Independent Registered Public Accounting Firm.